NOMURA PARTNERS FUNDS, INC.

THE JAPAN FUND

ASIA PACIFIC EX JAPAN FUND

GLOBAL EMERGING MARKETS FUND

GLOBAL EQUITY INCOME FUND

HIGH YIELD FUND

SUPPLEMENT DATED OCTOBER 15, 2013

TO THE PROSPECTUS DATED JANUARY 28, 2013

This Supplement provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus dated January 28, 2013, and other supplements.

Effective immediately, all of the Funds of Nomura Partners Funds, Inc. are closed to purchases and exchanges. Nomura has advised the Board that it is planning to exit the U.S.A. retail mutual fund business. Consequently, the Board has decided to close the Funds to purchases and exchanges while it considers the best course of action for each of the Funds. The Board will consider the best interests of the investors in each of the Funds and may decide to liquidate, merge, assign the advisory contract or to take another course of action for one or more of the Funds. Nomura has advised the Board that it will continue to manage the Funds during the transition and will take reasonable steps, in consultation with the Board, to ensure that investors are not adversely affected during the transition.

INVESTMENT COMPANY ACT FILE NO: 811-01090